UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 10, 2020

CSG SYSTEMS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27512	47-0783182
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6175 S. Willow Drive, 10th Floor, Greenwood Village, CO		80111
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (303) 200-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 Per Share	CSGS	NASDAQ Stock Market LLC.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 10, 2020, CSG Systems International, Inc. (“CSG”) appointed Haiyan Song as a new member of CSG’s Board of Directors (the “Board”).  The Revised By-Laws of CSG Systems International, Inc., (“Revised By-Laws”) provide for its Board of Directors to be divided into three classes, each having a three-year term.  Ms. Song will be a member of the Class II directors, with a term of office to continue until the annual meeting of stockholders of CSG to be held on May 21, 2020.  Ms. Song will also serve on the Compensation Committee.

In conjunction with Ms. Song’s appointment, the Board approved a form of Indemnification Agreement between CSG and Ms. Song, effective January 10, 2020.  Under the terms of the indemnification agreement, CSG would indemnify Ms. Song to the fullest extent permitted by law against all expenses incurred if she were to become party to civil, criminal, administrative, investigative, or other actions related to her services as a director of CSG.  A copy of CSG’s standard indemnification agreement has been previously filed with the SEC.

Ms. Song does not have any family relationships with any executive officer or director of CSG or its affiliates.  She is not a party to any transaction requiring disclosure under Item 404(a) of Regulation S-K.

Ms. Song shall receive the standard director compensation arrangement including an annual fee of $75,000, a committee fee of $7,500, and an annual restricted stock award.  The annual restricted stock award, which shall vest in its entirety on the first anniversary of the grant date, has traditionally been determined and granted in the third quarter of each year, following Compensation Committee approval.

A copy of CSG’s press release announcing Ms. Song’s appointment, dated January 14, 2020, is attached hereto as Exhibit 99.1 and is incorporated by reference.

9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release of CSG Systems International, Inc. dated January 14, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 14, 2020

CSG SYSTEMS INTERNATIONAL, INC.
By:	/s/ David N. Schaaf
David N. Schaaf
Chief Accounting Officer

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